Accumulated Other Comprehensive Income	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Shareholders' Equity
Accumulated Other Comprehensive Income
14.	ACCUMULATED OTHER COMPREHENSIVE INCOME

The United States dollar is the Company’s functional currency, except for its operations in Canada where the functional currency is the Canadian dollar. The financial position and results of operations of the Company’s foreign subsidiaries are measured using the foreign subsidiary’s local currency as the functional currency. In accordance with ASC No. 830, Foreign Currency Matters, revenues and expenses of the Company’s foreign subsidiaries have been translated into U.S. dollars using the average exchange rates during the reporting period, and the assets and liabilities of such subsidiaries have been translated using the period end exchange rate. Accumulated other comprehensive income includes the accumulated gains or losses from these foreign currency translation adjustments. As of September 30, 2020 and December 31, 2019, $241,000 and $268,000 of foreign currency translation adjustments were recorded in accumulated other comprehensive income, respectively.

16.	Accumulated Other Comprehensive Income

Accumulated other comprehensive income includes the accumulated gains or losses from foreign currency translation adjustments. The Company translated the assets and liabilities on the balance sheet of its subsidiary, NTN Canada Inc., into U.S. dollars using the period end exchange rate. Revenue and expenses were translated using the weighted-average exchange rates for the reporting period. As of December 31, 2019 and 2018, $268,000 and $200,000, respectively, of accumulated foreign currency translation adjustments were recorded in accumulated other comprehensive income.